Exhibit 10.1
EXECUTION VERSION
WAIVER
     This Waiver (this “Waiver”) is entered into as of September 24, 2010 between and among Furniture Brands International, Inc., a Delaware corporation (“Furniture Brands”), Broyhill Furniture Industries, Inc., a North Carolina corporation (“Broyhill”), HDM Furniture Industries, Inc., a Delaware corporation (“HDM”), Lane Furniture Industries, Inc., a Mississippi corporation (“Lane”), Thomasville Furniture Industries, Inc., a Delaware corporation (“Thomasville”, and, together with Furniture Brands, HDM, Broyhill and Lane, each a “Borrower,” and, collectively, the “Borrowers”), the other Loan Parties, JPMorgan Chase Bank, N.A., individually and as Administrative Agent (the “Administrative Agent”) and the other financial institutions party hereto.
RECITALS
     A. The Borrowers, the other Loan Parties, the Lenders and the Administrative Agent are party to that certain Credit Agreement dated as of August 9, 2007, as amended (the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Waiver shall have the meanings ascribed to them by the Credit Agreement.
     B. The Borrowers have requested a waiver of, and the undersigned Lenders wish to waive, certain provisions of the Credit Agreement on the terms and conditions set forth below.
     Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
          1. Waiver. The Administrative Agent and the undersigned Lenders hereby waive any Default or Event of Default under the Credit Agreement arising out of a breach of the representation and warranty set forth in the second sentence of Section 3.10 thereof which arises out of the making or deemed making of such representation and warranty on or after the date hereof and prior to January 1, 2012.
          2. Representations and Warranties of the Loan Parties. Each of the Loan Parties represents and warrants that:
          (a) The execution, delivery and performance by the Loan Parties of this Waiver have been duly authorized by all necessary corporate action and that this Waiver is a legal, valid and binding obligation of the Loan Parties enforceable against the Loan Parties in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally;
          (b) After giving effect to this Waiver, each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except that any representation or warranty that relates to a specific date shall be true and correct in all material respects as of such date); and

          (c) After giving effect to this Waiver, no Default or Event of Default has occurred and is continuing.
          3. Effective Date. This Waiver shall become effective as of the date first set forth above (the “Effective Date”) upon the execution and delivery hereof by the Loan Parties, the Required Lenders, and the Administrative Agent (without respect to whether it has been executed and delivered by all the Lenders).
          4. Reaffirmation. Each of the undersigned Loan Guarantors hereby unconditionally consents to the terms of this Waiver and fully ratifies and affirms its respective obligations under Article X of the Credit Agreement, taking into account this Waiver.
          5. Reference to and Effect Upon the Credit Agreement
          (a) The Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
          (b) The execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein.
          6. Costs and Expenses. The Borrowers hereby affirm their obligations under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Waiver, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.
          7. Governing Law. This Waiver shall be construed in accordance with and governed by the law of the State of Illinois.
          8. Headings. Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purposes.
          9. Counterparts. This Waiver may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.
          10. Termination of Existing Waiver. The Loan Parties and each of the Lenders party hereto hereby agree that upon the Effective Date, the waiver granted pursuant to Section 2(c) of that certain Amendment No. 2 to Credit Agreement and Waiver dated as of February 20, 2009 among the Loan Parties, the Administrative Agent and the Lenders party thereto is terminated and of no further effect.
[signature pages follow]

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     IN WITNESS WHEREOF, the parties have executed this Waiver as of the date and year first above written.

LOAN PARTIES:

FURNITURE BRANDS INTERNATIONAL, INC.
BROYHILL FURNITURE INDUSTRIES, INC.
LANE FURNITURE INDUSTRIES, INC.
THOMASVILLE FURNITURE INDUSTRIES, INC.
ACTION TRANSPORT, INC.
BROYHILL TRANSPORT, INC.
BROYHILL RETAIL, INC.
BROYHILL HOME FURNISHINGS, INC.
THOMASVILLE RETAIL, INC.
HDM RETAIL, INC.
FAYETTE ENTERPRISES, INC.
HDM FURNITURE INDUSTRIES, INC.
HDM TRANSPORT, INC.
LANEVENTURE, INC.
MAITLAND-SMITH FURNITURE INDUSTRIES, INC.
MAITLAND-SMITH HOME FURNISHINGS, INC.
THE LANE COMPANY, INCORPORATED
LANE HOME FURNISHINGS RETAIL, INC.
THOMASVILLE HOME FURNISHINGS, INC.
FURNITURE BRANDS RESOURCE COMPANY, INC.
FURNITURE BRANDS HOLDINGS, INC.

By	/s/ Francis X. Ward

Name:	Francis X. Ward
Title:	Vice President and Treasurer of Furniture Brands and each of the above Loan Parties

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By	/s/ Bradford R. Kuhn

Name:	Bradford R. Kuhn
Title:	Duly Authorized Signatory

BANK OF AMERICA, N.A.

By	/s/ Marina Kheylik

Name:	Marina Kheylik
Title:	AVP, AB Portfolio Specialist

CAPITAL ONE LEVERAGE FINANCE CORP.

By	/s/ Michael Burns

Name:	Michael Burns
Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, successor-by-merger to Wachovia Bank, National Association

By	/s/ Mark Bradford

Name:	Mark Bradford
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION

By	/s/ Emmet Wong

Name:	Emmet Wong
Title:	Vice President

FIFTH THIRD BANK, A MICHIGN BANKING CORPORATION

By	/s/ Robert M. Sander

Name:	Robert M. Sander
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By	/s/ Maura Fitzgerald

Name:	Maura Fitzgerald
Title:	Duly Authorized Signatory

UPS CAPITAL CORPORATION

By	/s/ William H. Talbot

Name:	William H. Talbot
Title:	Portfolio Manager